                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934


Filed by Registrant:                         [X]
Filed by a Party other than the Registrant:  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Materials Pursuant to [ ] 240.14a-11(c) or [ ] 240.14a-12


                          FFP Marketing Company, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)  Title of each class of securities to which transaction applies:
     2)  Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.
     4)  Proposed maximum aggregate value of transaction:
     5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount Previously Paid:
     2)  Form, Schedule or Registration Statement No.:
     3)  Filing Party:
     4)  Date Filed:

                          FFP Marketing Company, Inc.
                              2801 Glenda Avenue
                             Fort Worth, TX 76117

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MAY 30, 2001

TO OUR SHAREHOLDERS:

     On behalf of the Board of Directors, you are cordially invited to attend the Annual Meeting of Shareholders of FFP Marketing Company, Inc. (the "Company") to be held at the Company's offices, 2801 Glenda Avenue, Fort Worth, Texas, at 10:00 a.m. on May 30, 2001 for the following purposes:

1. To elect one director to serve until the Annual Meeting of Shareholders to be held in 2002 or until his successor is duly elected and qualified and to elect four directors to hold office until the Annual Meeting of Shareholders to be held in 2004, or until their successors are duly elected and qualified; and

2.   To act upon any and all other business properly presented at the meeting.

     Only stockholders of record at the close of business on April 30, 2001 are entitled to notice of, and to vote at, this annual meeting. The stock transfer books will not be closed. A list of shareholders entitled to vote at the annual meeting will be available for examination at the offices of the Company for ten days prior to the annual meeting.

     You are cordially invited to attend the annual meeting. Whether or not you expect to attend the annual meeting in person, however, we urge you to mark, sign, date, and mail the enclosed form of proxy promptly so that your shares of common stock may be represented and voted according to your wishes and in order that the presence of a quorum may be assured at the annual meeting. Your proxy will be returned to you if you are present at the annual meeting and request its return in the manner provided for revocation of proxies on the initial page of the enclosed proxy statement.

                                    By Order of the Board of Directors,



                                    CRAIG T. SCOTT
                                    Secretary
Fort Worth, Texas
May 7, 2001

                          FFP Marketing Company, Inc.
                              2801 Glenda Avenue
                            Fort Worth, Texas 76117

                              -------------------

                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF SHAREHOLDERS
                                      ON
                                 MAY 30, 2001

                              -------------------


                   SOLICITATION AND REVOCABILITY OF PROXIES

     The enclosed form of proxy is solicited by the Board of Directors of FFP Marketing Company, Inc. (the "Company"). Your proxy will be used at the Annual Meeting of Shareholders to be held at the time and place and for the purposes in the accompanying Notice of Annual Meeting of Shareholders. When proxies in the accompanying form are properly executed and received, the shares represented by the proxies will be voted at the annual meeting according to the directions noted on the proxy. If no direction is indicated, those shares will be voted for the election of directors and in the discretion of the named proxies with
---
respect to any other matter that may come before the annual meeting.

     Our offices are located at 2801 Glenda Avenue, Fort Worth, Texas 76117, which is also our mailing address.

     Management does not intend to present any business at the annual meeting for a vote other than the matters in the notice and has no information that others will do so. If other matters requiring a vote of the shareholders are properly presented at the annual meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them according to their judgment on those matters.

     This proxy statement and accompanying form of proxy are being mailed on or about May 7, 2001. Our annual report for our fiscal year ended December 31, 2000 is enclosed but does not form any part of the materials for solicitation of proxies.

     You may revoke your proxy at any time prior to the voting of the proxy by
(1) giving written notice of revocation to the Secretary of the Company at our principal executive offices; (2) executing and delivering a later-dated proxy; or (3) by attending the annual meeting and voting in person. However, no revocation will be effective until we receive your revocation at or before the annual meeting. A revocation will not affect a vote on any matters taken prior to its receipt. Merely attending the annual meeting will not of itself revoke your proxy.

     Our directors, officers, and regular employees may solicit the return of proxies, either by mail, telephone, telegraph, or through personal contact. The directors, officers, and employees will not receive additional compensation for their solicitation efforts, but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries will, in connection with shares of common stock registered in their names, be requested to forward solicitation material to the beneficial owners of those shares of common stock.

     We will pay the cost of preparing, printing, assembling, and mailing the annual report, the notice, this proxy statement, and the enclosed form of proxy, as well as the cost of forwarding solicitation materials to the beneficial owners of shares of common stock and other costs of solicitation.

                     VOTING SECURITIES OUTSTANDING; QUORUM

     The record date for determining the shareholders entitled to notice of, and vote at, the annual meeting was the close of business on the record date, April 30, 2001. At the close of business on the record date there were 3,818,747 shares of common stock issued and outstanding, each of which is entitled to one vote on all matters properly presented at the annual meeting. Shareholders have no cumulative voting rights in the election of directors.

     The presence in person or by proxy of the holders of a majority of the issued and outstanding shares of common stock entitled to vote on the record date is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes are treated as present at the annual meeting and are counted in determining a quorum. If a quorum is not present, the shareholders entitled to vote who are present in person or represented by proxy at the annual meeting have the power to adjourn the meeting from time to time without notice until a quorum is present or represented. In that case, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them for an adjournment. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the annual meeting as originally notified.

     Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares of common stock represented and voting at the annual meeting is required for the election of directors, and the affirmative vote of the holders of a majority of the shares represented at the meeting is required for the transaction of any and all other business properly presented at the annual meeting or any adjournment.

     Broker non-votes (i.e., the submission of a proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on the matter) and abstentions will have no effect on the outcome of the election of directors. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee. Votes that are withheld will be excluded entirely from the vote and will have no effect.

     As of the record date, certain directors and executive officers of the Company and certain members of their families beneficially owned approximately 1,588,700 shares of the Company's common stock, not including shares of common stock issuable upon exercise of outstanding stock options, constituting approximately 41.6% of the shares of common stock outstanding. It is expected that such directors and executive officers and certain members of their families will vote or direct the vote of all of those shares of common stock in favor of the proposals described in this proxy statement. Nonetheless, the approval of the proposals is not assured. See "Security Ownership of Certain Beneficial Owners and Management."


                             ELECTION OF DIRECTORS


Nominees for Director

     The Board of Directors has nominated five persons to be elected to the Board of Directors at the annual meeting: E. Michael Gregory, John H. Harvison and Garland R. McDonald, each of whom is currently a director, and Victor Puente, Sr. and Robert W. Ratliff. Upon their election, Mr. Puente will serve until the annual meeting to be held in 2002 or until his successor is elected and the remaining nominees will serve until the annual meeting to be held in 2004 or until their successors are elected. The five remaining Directors will continue in office for the terms specified below. The persons named in the enclosed proxy intend to vote for the election of the five nominees listed below, unless instructions to the contrary are given in the proxy. The nominees have indicated that they are able and willing to serve as directors. However, if some unexpected occurrence should require the substitution of some other person for a nominee, the person voting the proxies will vote for a nominee that the Company may select.

     The following table lists the name and age of the five nominees, the annual meeting at which their respective current terms of office will expire, if applicable, and the year in which each director was first elected as a director of the Company:


                                                                                         Director
Nominees for Director    Age                    Current Term Expires                      Since
---------------------    ---                    --------------------                       -----

E. Michael Gregory        49       Annual meeting of shareholders to be held in 2001        1997
John H. Harvison          67       Annual meeting of shareholders to be held in 2001        1997
Garland R. McDonald       63       Annual meeting of shareholders to be held in 2001        1997
Victor Puente, Sr.        74       Newly nominated to be a director                           --
Robert W. Ratliff         49       Newly nominated to be a director                           --




Business History of Nominees

     E. Michael Gregory has been a director of the Company and the general partner of its predecessor since September 1995. Mr. Gregory is the founder and President of Gregory Consulting, Inc., an engineering and consulting firm that is involved in the development of products related to the distribution and storage of petroleum products and of computer software for a variety of purposes, including work on such products and software for the Company. Prior to founding Gregory Consulting in 1988, Mr. Gregory was the Chief Electronic Engineer for Tidel Systems, a division of The Southland Corporation, where he was responsible for new product concept development and was involved in projects involving the monitoring of fuel levels in underground storage tanks. He is a Registered Professional Engineer in Texas.

     John H. Harvison has been Chairman of the Board and Chief Executive Officer of the Company and the general partner of its predecessor since the predecessor began operations in May 1987. Mr. Harvison is a founder and an executive officer of each of the companies from which the Company's initial base of retail outlets was acquired and has been active in the retail gasoline business since 1958 and in the convenience store business since 1973. In addition, he has been involved in oil and gas exploration and production, the ownership and management of an oil refinery and other personal investments. Mr. Harvison is also a director of FFP Real Estate Trust, the general partner of FFP Partners, the Company's predecessor. Mr. Harvison is the father of John D. Harvison, who is also a director of the Company.

     Garland R. McDonald has been employed by the Company to oversee and direct a variety of special projects since 1990. He has served as a director of the Company and the general partner of its predecessor since January 1990 and had previously served as a director of the general partner of the Company's predecessor from May 1987 through May 1989. He also served as a Vice President of the general partner of the Company's predecessor from May 1987 to October 1987. Mr. McDonald is a founder and the Chief Executive Officer of Hi-Lo Distributors, Inc., and Gas-Go, Inc., two of the companies from which the Company initially acquired its retail outlets. He has been actively involved in the convenience store and retail gasoline businesses since 1967.

     Victor Puente, Sr. founded Southwest Office Systems, Inc., now the largest Hispanic-owned office equipment dealer in the nation, in 1967 and continues to serve as its Chairman of the Board. Mr. Puente also serves as the chief executive officer of four other companies: Puente Concessions, which owns and operates four newsstands and gift shops at DFW Airport; V. Puente Currency, a currency exchange with three locations; La Bodega Winery, a winery located inside DFW Airport; and Venturas Puente, the operator of Frullati franchises at five locations. Formerly named as the Businessman of the Year by the Fort Worth Hispanic Chamber of Commerce and as the Small Business Person of the Year for the Dallas District of the Small Business Administration, Mr. Puente has served and currently serves on the Board of Directors of many charitable organizations.

     Robert W. Ratliff has been an independent consultant, advisor and investor in the energy industry since 1999. From 1980 until 1999, Mr. Ratliff served as business analyst and senior landman for Union Pacific Resources Company, a large oil and gas exploration and production company based in Fort Worth, Texas. He previously served for nine years as an operations manager, landman and lease broker for his own lease brokerage business and other oil and gas companies. Mr. Ratliff obtained a BBA in 1976 from the University of Texas in Austin, Texas.

     The Company's Board of Directors unanimously recommends a vote "FOR" each of the five nominees named above. Proxies executed and returned will be so voted unless contrary instructions are indicated on the proxy.

Continuing Directors

     The following table lists the name and age of the five directors whose terms of office will continue after the annual meeting, the annual meeting at which their respective terms of office will expire, and the year in which each person was first elected as a director of the Company:


                                                                                         Director
Continuing Directors     Age                          Term Expires                        Since
--------------------     ---                          ------------                        -----

J.D. St. Clair            66       Annual meeting of shareholders to be held in 2002       1997
John D. Harvison          44       Annual meeting of shareholders to be held in 2002       1997
Robert J. Byrnes          60       Annual meeting of shareholders to be held in 2003       1997
Michael Triantafellou     47       Annual meeting of shareholders to be held in 2003       1997
Joseph F. Leonardo        52       Annual meeting of shareholders to be held in 2003       2000




Business History of Continuing Directors

     J.D. St. Clair has been Vice President - Fuel Supply and Distribution and a director of the Company and the general partner of its predecessor since May 1987. Mr. St. Clair is a founder and an executive officer of several of the companies from which the Company acquired its initial retail outlets. He has been involved in the retail gasoline marketing and convenience store business since 1971. Mr. St. Clair performed operations research and system analysis for Bell Helicopter, Inc. from 1967 to 1971, for NASA from 1962 to 1967 and for Western Electric Company from 1957 to 1962. Mr. St. Clair is also a director of FFP Real Estate Trust, the general partner of FFP Partners.

     John D. Harvison has served as a director of the Company and the general partner of FFP Partners, L.P., the Company's predecessor, since April 1995. Mr. Harvison has been Vice President of Dynamic Production, Inc., an independent oil and gas exploration and production company since 1977. He previously served as Operations Manager for Dynamic from 1977 to 1987. He also serves as an officer of various other companies that are affiliated with Dynamic that are involved in real estate management and various other investment activities. Mr. Harvison is the son of John H. Harvison, the Chairman of the Board of the Company.

     Robert J. Byrnes has been the President of the Company and the general partner of its predecessor since April 1989 and has been a director of the Company and the general partner of its predecessor since May 1987. From May 1987 to April 1989, Mr. Byrnes served as Vice President - Truck Stop Operations for the general partner of the Company's predecessor. Since 1985, Mr. Byrnes has been the President of Swifty Distributors, Inc., one of the companies from which the Company acquired its initial retail outlets. From 1975 through 1984, Mr. Byrnes was President of Independent Enterprises, Inc., which owned and operated convenience stores and a truck stop. During that period, he was also President of Enterprise Distributing, Inc., a wholesaler of motor fuels. Prior to 1975, Mr. Byrnes was President of Foremost Petroleum Corporation, which is now a subsidiary of Citgo Petroleum Corporation, and was a distribution manager for ARCO Oil & Gas Company. He is currently a director of Plaid Pantries, Inc., an operator of convenience stores headquartered in Beaverton, Oregon.

     Michael Triantafellou has been Vice President - Retail Operations and a director of the Company and the general partner of its predecessor since February 1997. He had served as Director of Truck Stops and Food Service Operations for the general partner of the Company's predecessor since January 1994. Mr. Triantafellou has been engaged in the truck stop and food service industries since 1976, having held various middle and upper management positions in the truck stop businesses of Truckstops of America from 1975 to 1980; Bar-B Management from 1980 to 1985; Greyhound-Dial Corp. from 1985 to 1993 and Knox Oil of Texas from 1993 to 1994. Mr. Triantafellou is a graduate of the Wharton School of the University of Pennsylvania.

     Joseph F. Leonardo has been a director of the Company since November 2000. Mr. Leonardo was selected in 1999 as one of the convenience store industry's "30 Most Influential People" by the Convenience Store News magazine. In 1994 he served as Chairman of the National Association of Convenience Stores. Since 1992, Mr. Leonardo has served as President and Chief Executive Officer of Leonardo Management Corporation, a private company providing strategic planning, market positioning and other sales and marketing consulting services. Mr. Leonardo also operates Convenience Directions, which publishes Info Marketing, a convenience store industry newsletter distributed to 10,000 convenience store executives. He also serves as Executive Vice President, Marketing, for the National Advisory Group, Convenience/Petroleum Marketers Association. Prior to forming Leonardo Management in 1992, Mr. Leonardo had served for over 20 years in various executive positions with several large, well-known convenience store chains. He has also been a Trust Manager of FFP Real Estate Trust since December 1997.

               COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The Board of Directors held three meetings during its 2000 fiscal year. All directors during that time attended at least 75% of the total number of meetings of the Board of Directors and the committees of which they were members.

     In 2000, the Audit Committee was composed of John W. Hughes until his resignation from the Board of Directors in August 2000, by Tom M. Coleman from then until his resignation from the Board of Directors in November 2000, and by Joseph F. Leonardo after his election to the Board of Directors in November 2000 and through the remainder of the year. The Audit Committee recommends to the Board of Directors the accounting firm to be employed as the Company's independent auditors and consults with the Company's independent auditors and the Company's financial staff, and reviews the report of the independent auditors. The Audit Committee held three meetings in 2000.

     In 2000, the Compensation Committee was composed of John H. Harvison, Robert F. Byrnes, and John W. Hughes, until his resignation from the Board of Directors in August 2000. Tom M. Coleman then served in his place on the Compensation Committee until November 2000. Joseph F. Leonardo then served in his place on the Compensation Committee from November 2000 through the remainder of the year and continues to do so at the present time. The Compensation Committee makes recommendations to the Board of Directors regarding the compensation to be paid to the Company's officers. The Compensation Committee held one meeting in 2000.

     The Company does not have a standing nominating committee.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table gives information regarding the beneficial ownership of the Company's common stock as of the record date by (1) each person known by the Company to own beneficially five percent or more of the outstanding common stock; (2) each of the Company's directors and nominees for director; (3) each of the executive officers named in the Summary Compensation Table below; and (4) all directors and executive officers of the Company as a group. The address of each person listed below is 2801 Glenda Avenue, Fort Worth, Texas 76117.

                                                                                           Shares Beneficially
                                                                                                 Owned
                                                                                -------------------------------------
Name and Address of Beneficial Owner                                                                      Percent
                                                                                   Number (1)           Of Class (2)
                                                                                ---------------       ---------------
John H. Harvison............................................................      1,585,153  (3)          41.1%
John D. Harvison............................................................      1,570,153  (4)          40.9%
Randall W. Harvison.........................................................      1,469,943  (5)          38.5%
7HBF, Ltd...................................................................        699,333  (6)          18.3%
HBF Financial, Ltd..........................................................        738,443  (7)          19.3%
Garland R. McDonald.........................................................        332,877  (8)           8.7%
Robert J. Byrnes............................................................        127,043  (9)           3.3%
J. D. St. Clair.............................................................        193,627  (10)          5.0%
Michael Triantafellou.......................................................         13,334  (11)             *
E. Michael Gregory..........................................................         25,000  (12)             *
Joseph F. Leonardo..........................................................              0                   *
Victor Puente, Sr...........................................................              0                   *
Robert W. Ratliff...........................................................              0                   *
Craig T. Scott..............................................................         10,000  (13)             *
All directors and executive officers as a group                                                           41.6%
     (11 persons)...........................................................      1,791,987


___________________
 *   Represents less than one percent of the Company's outstanding common stock.

(1) Beneficial ownership as reported in the above table has been determined according to Rule 13d-3 under the Securities Exchange Act of 1934, as amended. The individuals and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted below and subject to community property laws.

(2) Percentages indicated are based on 3,818,747 shares of common stock issued and outstanding on the record date, except for the percentages of those parties that are based on presently exercisable options as indicated in the following footnotes. Percentage ownership is calculated on the assumption that the shares underlying options to purchase common stock of the Company that are presently held or purchasable within the next 60 days are outstanding for the purpose of computing the percentage ownership of that individual but not for the purpose of computing the percentage ownership of any other person or group shown in the table.

(3) Includes 40,000 shares of common stock issuable upon the exercise of options within 60 days; 699,333 shares of common stock beneficially owned by 7HBF, Ltd., a Texas limited partnership of which John H. Harvison and members of his family are partners; 738,443 shares of common stock beneficially owned by HBF Financial, Ltd., a Texas limited liability company that is 98%-owned by trusts for the benefit of the children of John
     H. Harvison and 2%-owned by one of his sisters and 32,167 shares of common stock owned by a company of which John H. Harvison is an officer and director. 7HBF, Ltd., may be deemed to share beneficial ownership of 144,417 shares of common stock with Garland R. McDonald; 49,750 shares of common stock with Garland R. McDonald and Barbara J. Smith, who is John H. Harvison's sister;

     83,417 shares of common stock with J. D. St. Clair; and 16,833 shares of common stock with Robert J. Byrnes. The beneficial ownership of 175,000 shares of common stock included in the foregoing shares owned by 7HBF, Ltd. is in dispute based on the prior ownership of Economy Oil Company, the record holder of the shares. A trial court decision in favor of the Harvison family's ownership of Economy Oil Company has been affirmed on appeal by the Texas Second Court of Appeals, which is currently considering a motion for rehearing filed by the appellant.

     Several affiliated companies owned by John H. Harvison, members of his family and certain other officers of the Company hold sole voting and investment power with respect to 928,110 shares of common stock of the Company that have been pledged as security to Southwest Securities Incorporated in connection with margin loans. The current balance of those loans is zero. The loan documents prohibit such companies from selling, transferring or encumbering those shares without the consent of Southwest Securities, other than those shares that may be sold to satisfy the loan and other obligations to Southwest Securities. Southwest Securities also holds the right to sell the shares if minimum requirements of the margin account are not maintained.

(4) Includes 25,000 shares of common stock issuable upon the exercise of options within 60 days; 699,333 shares of common stock beneficially owned by 7HBF, Ltd., of which John D. Harvison is a general partner; 738,443 shares of common stock beneficially owned by HBF Financial, Ltd.; 32,167 shares of common stock owned by a company, one-third of which is owned by trusts for the benefit of John D. Harvison and his siblings; and 75,210 shares of common stock owned by a company of which John D. Harvison is a director.

(5) Includes 699,333 shares of common stock beneficially owned by 7HBF, Ltd., of which Randall W. Harvison is a general partner; 738,443 shares of common stock beneficially owned by HBF Financial, Ltd., which is 98%-owned by trusts for the benefit of the siblings of Randall W. Harvison; and 32,167 shares of common stock owned by a company, one-third of which is owned by trusts for the benefit of Randall W. Harvison and his siblings.

(6) Includes 699,333 shares of common stock owned by nine companies that are owned or controlled by 7HBF, Ltd.

(7) Includes 738,443 shares of common stock owned by a company that is owned by HBF Financial, Ltd. In addition, HBF Financial, Ltd. owns 31% of the general partner of 7HBF, Ltd.

(8) Includes 25,000 shares of common stock issuable upon the exercise of options within 60 days; 194,167 shares of common stock held by two companies of which Mr. McDonald is a director, executive officer, and a 50% owner; and 38,500 shares of common stock held by an Individual Retirement Account for the benefit of Mr. McDonald. Mr. McDonald may be deemed to share beneficial ownership of 144,417 shares of common stock with 7HBF, Ltd. and of 49,750 shares of common stock with 7HBF, Ltd. and Barbara J. Smith.

(9) Includes 35,000 shares of common stock issuable upon the exercise of options within 60 days and 16,833 shares of common stock held by a company of which Mr. Byrnes is a director, executive officer, and 50% owner. Mr. Byrnes may be deemed to share beneficial ownership of 16,833 shares of common stock with 7HBF Financial, Ltd.

(10) Includes 30,000 shares of common stock issuable upon the exercise of options within 60 days; 5,000 shares of common stock held directly; and 83,417 shares of common stock held by a company of which Mr. St. Clair is a director, executive officer and a one-third owner. Mr. St. Clair may be deemed to share beneficial ownership of the 83,417 shares of common stock with 7HBF Financial, Ltd.

(11) Includes 13,334 shares of common stock issuable upon the exercise of options within 60 days.

(12) Includes 25,000 shares of common stock issuable upon the exercise of options within 60 days.

(13) Includes 10,000 shares of common stock issuable upon the exercise of options within 60 days.

                               EXECUTIVE OFFICER

     The following information contains the name, age, current position, term of office, and background of the Company's executive officer who is not a director of the Company.

     Craig T. Scott, age 54, has served as Chief Financial Officer, Vice-President - Finance, General Counsel, Secretary, and Treasurer of the Company since October 1998. He also serves in a similar capacity for FFP Real Estate Trust, the general partner of FFP Partners. From October 1996 until September 1998, Mr. Scott engaged in private law practice in Dallas and McKinney, Texas. He was previously employed by Box Energy Corporation from 1981 until October 1996 and served as its Executive Vice President from July 1993 until October 1996. Mr. Scott previously practiced law for seven years with large law firms in Dallas, Texas, practiced law in McKinney, Texas for four years and was the president and co-owner of an oil and gas exploration company for two years. He was previously a tax manager at Arthur Andersen & Co., an international public accounting firm, where he worked from 1972 until 1978. Mr. Scott received a BBA degree from the University of Texas in 1968, a JD degree from the University of Texas School of Law in 1972, and a Masters of Law degree from the Southern Methodist University School of Law in 1980. He is a member of the American Institute of Certified Public Accountants, the Texas Society of CPAs, and the State Bar of Texas.

                            EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid by the Company for the 2000, 1999 and 1998 fiscal years to the Chief Executive Officer and each of up to four other most highly compensated officers whose salary and bonus in 1999 exceeded $100,000 (the "Named Executive Officers").

                          SUMMARY COMPENSATION TABLE

                                                                                        Long Term
                                                                                       Compensation
                                                  Annual Compensation                     Awards
                                          -------------------------------------       --------------
                                                                                        Securities
                                                                                        Underlying
                                                                                       Options/SARs
Name and Principal Position               Year       Salary ($)       Bonus ($)       (# shares) (1)
---------------------------               ----       ----------       ---------       --------------

John H. Harvison                          2000         135,596              0                 0
     Chairman and Chief                   1999         135,000          2,546                 0
     Executive Officer                    1998         135,000              0                 0


Robert J. Byrnes                          2000         137,596              0                 0
     President and Chief                  1999         135,000              0                 0
     Operating Officer                    1998         135,000              0                 0


Michael Triantafellou                     2000          91,730         25,000                 0
     Vice President - Retail              1999          90,000         25,000                 0
     Operations                           1998          90,000         25,000                 0


Craig T. Scott                            2000         127,404         25,000                 0
     Vice President- Finance,             1999         125,000         22,000            30,000
     General Counsel, Secretary           1998          33,654              0                 0
     and Treasurer (2)

________________

(1) Qualified stock options to purchase 30,000 shares of the Company were granted to Mr. Scott on August 6, 1999. The exercise price of the options equals the fair market value of the stock on the date of grant. The options vest one-third on each of the first three anniversary dates of the grant. In the event of a change of control of the Company, any unexercisable portion of the options will become immediately exercisable.

(2)  Mr. Scott became an employee of the Company on September 16, 1998.

Stock Options Granted in 2000

     The Company did not grant any stock options to Named Executive Officers during 2000. The Company has not granted stock appreciation rights or SAR's.

Aggregated Stock Options Exercised in 2000 and Stock Option Values as of December 31, 2000

     The following table discloses options to purchase common stock of the Company held by each of the Named Executive Officers and the potential realizable values for the options at the end of fiscal year 2000. None of the Named Executive Officers exercised any options during fiscal year 2000. No SAR's were exercised during 2000, and none were outstanding at year end.


                        Number of Securities
                       Underlying Unexercised         Value of Unexercised
                         Options at Fiscal            In-the-Money Options
                          Year End (#)(1)          at Fiscal Year End ($)(1)(2)
                          ---------------          ---------------------------

                           Exercisable/                    Exercisable/
       Name                Unexercisable                   Unexercisable
       ----               ---------------          ---------------------------

John H. Harvison          40,000 / 0                         0 / 0
Robert J. Byrnes          35,000 / 0                         0 / 0
Michael Triantafellou     13,334 / 0                         0 / 0
Craig T. Scott            10,000 / 20,000                4,370 / 8,740

____________
(1) "Exercisable" reflects options that were both vested and exerciseable as of December 31, 2000, and "Unexercisable" reflects options that have not vested as of December 31, 2000.

(2) Value is determined by subtracting the person's exercise price from the fair market value of our common stock at fiscal year end on December 31, 2000 ($3.375), based upon the closing sales price of the Company's common stock on the American Stock Exchange on such date.

Compensation of Directors

     Each director who is not an officer or employee of the Company receives an annual retainer of $4,000 plus $1,000 for each meeting of the Board of Directors or committee meeting not held in conjunction with a meeting of the Board of Directors, which he attends and $500 for each telephone meeting in which he participates. Each director is also reimbursed for expenses related to attending Board of Directors meetings.

     Directors who are officers or employees of the Company receive no additional compensation for attending Board of Directors or committee meetings.

Employment Agreements

     The Company has employment agreements with each executive officer providing that, if the employment of any such officer is terminated for any reason, other than the commission of an act of fraud or dishonesty with respect to the Company or for the intentional neglect or nonperformance of his duties, the officer shall receive an amount equal to twice his then current annual salary plus a continuation of certain benefits provided by the Company for a period of two years.

Compensation Committee Report on Executive Compensation

     The Company's primary objective is to maximize the value of the Company's shares over time. Accomplishing this objective requires developing and marketing products and services that provide cost effective solutions to the Company's customers' needs and desires. The overall goal of the Compensation Committee is to develop compensation practices that will allow the Company to attract and retain the people needed to meet the Company's objectives.

     The Compensation Committee is responsible for establishing the level of compensation of the executive officers of the Company. The committee reviews and evaluates the overall performance of each individual, compares the overall performance of the Company with others in its industry, and considers general economic and competitive conditions. The financial performance of the Company on a yearly basis and as compared with the Company's peer group (see "Comparative Total Returns," below) and the industry as a whole, the Company's stock price and market share, and the individual performance of each of the executive officers, are among the factors reviewed. No particular weight is assigned to one factor over another.

     The Company's fundamental policy is to offer the Company's executive officers competitive compensation opportunities based upon their personal performance, the financial performance of the Company and their contribution to that performance. One of the committee's objectives is to make a substantial portion of each officer's compensation contingent upon the Company's performances as well as upon his or her own level of performance. Accordingly, each executive officer's compensation package is comprised of three elements:
(1) base salary, which reflects individual performance and is designed primarily to be competitive with salary levels of similarly sized companies; (2) annual variable performance awards payable in cash and tied to the Company's achievement of performance goals; and (3) long-term stock-based incentive awards, which strengthen the mutuality of interests between the executive officers and the Company's shareholders. Generally, as an officer's level of responsibility increases, a greater portion of his or her total compensation will be dependent upon the Company's performance and stock price appreciation, rather than the base salary.

     The Compensation Committee has in the past, and may continue in the future, to approve salaries above the agreed-upon base salaries based upon the factors listed above. The Compensation Committee determines bonuses for the Company's executive officers on a case-by-case basis.

     Regarding compensation levels of the Company's executive officers in 2000, the Compensation Committee specifically noted the significant improvement in Company earnings in 2000, compared to past years, and the improvement in the Company's stock price during 2000.

     Each of the Company's executive officers received a weekly salary in 2000 equal to his 1999 weekly salary, while his annual compensation in 2000 reflected 53 weekly pay periods instead of 52 weeks in 1999. In comparison to the salary levels of the officers of companies within the Company's peer group, the salaries, bonuses, and other forms of compensation of the Company's officers are considered to be below average. Mr. Triantafellou received a $25,000 bonus in 2000 in consideration of his job performance in supervising the Company's retail operations and in response to the competitive job market. Mr. Scott received a $25,000 bonus in 2000 in consideration of his job performance in managing the Company's financial affairs and legal matters and in response to the competitive job market.

          REPORTING MEMBERS OF THE COMPENSATION COMMITTEE

          John H. Harvison
          Robert J. Byrnes
          Joseph F. Leonardo

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     See "Certain Relationships and Related Transactions," below, for information regarding disclosures pursuant to Item 404 of Commission Regulation S-K. John H. Harvison, John D. Harvison, Robert J. Byrnes, and J.D. St. Clair each also served as executive officers, directors, and/or compensation committee members of several affiliated corporations, in which others of these individuals also serve in one or more of these capacities.

                         REPORT OF THE AUDIT COMMITTEE

     The audit committee is presently composed of one director and operates under a charter adopted by the Board of Directors according to the rules and regulations of the SEC and the American Stock Exchange. The audit committee charter is attached as Annex A. Since November 2000, the sole audit committee member has been Joseph F. Leonardo, who reviewed the audited financial statements of the Company for 2000 and undertook the related Audit Committee activities described below. The Board of Directors believes that this director is independent as defined by the American Stock Exchange's Listed Company Guide.

     Management is responsible for the Company's internal controls and the financial reporting process. Grant Thornton LLP, the Company's independent auditor, is responsible for performing an independent audit of the Company's consolidated financial statements according to generally accepted auditing standards. The audit committee's responsibility is to monitor and oversee these processes. The audit committee also recommends to the Board the selection of the Company's independent auditors.

     In this context, the audit committee reviewed and discussed the audited financial statements with both management and Grant Thornton LLP. Specifically, the audit committee discussed with Grant Thornton LLP those matters that are required to be discussed by Statement on Auditing Standards No. 61.

     The audit committee received from Grant Thornton LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee), and has discussed with Grant Thornton LLP the issue of its independence from the Company.

     Based on the audit committee's review of the audited financial statements and its discussions with management and Grant Thornton LLP noted above and the report of the independent auditors to the audit committee, the audit committee recommended to the Board that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

          REPORTING MEMBER OF THE AUDIT COMMITTEE

          Joseph F. Leonardo

                           COMPARATIVE TOTAL RETURNS

Performance Graph

     The following performance graph shows the changes from the inception of trading of the Company's common stock on January 14, 1998 to December 31, 2000 in the value of $100 invested in: (1) the Company's common stock; (2) the Russell 2000 Index; and (3) the common stock of a peer group of issuers. The issuers in the peer group are all publicly traded companies included in Standard Industrial Classification "Retail-Convenience Stores," whose businesses, taken as a whole, resemble the Company's activities. The issuers in the peer group are: Casey's General Stores, Inc., Crown Central Petroleum Corporation, Dairy Mart Convenience Stores, Inc., Getty Petroleum Marketing Inc., Marsh Supermarkets, Inc. and Uni-Marts, Inc.


           [GRAPH OF COMPARISON OF 35 MONTH CUMULATIVE TOTAL RETURN]


This graph above was plotted using the following data:


Cumulative Total Return
--------------------------------------------------------------------------------
                                        1/14/98      12/98      12/99      12/00

FFP MARKETING COMPANY, INC.                 100        248        100        129
PEER GROUP                                  100         77         61         91
RUSSELL 2000                                100        101        122        119

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company leases buildings or land and buildings for some of its retail outlets from FFP Partners. John H. Harvison, Chairman and Chief Executive Officer of the Company, and Craig T. Scott, Vice President - Finance, Chief Financial Officer, Secretary, Treasurer, and General Counsel of the Company, hold similar positions with the general partner of FFP Partners. Furthermore, companies owned directly or indirectly by Mr. Harvison and members of his immediate family and/or certain other executive officers of the Company hold corresponding ownership interests in FFP Partners or its subsidiaries.

     The Company's leases on most of its properties were owned by FFP Partners prior to December 1997 and were leased from FFP Partners immediately after the December 1997 restructuring of FFP Partners. In that restructuring the non-real estate assets and businesses of FFP Partners were transferred to the Company, while FFP Partners retained the real estate used in the retail operations. In February 1999 FFP Partners purchased 14 properties from a third party and leased those properties to the Company under long-term leases. Lease rates payable by the Company for locations owned by FFP Partners were established based on knowledge of the properties by the management of FFP Partners and the Company and their general experience in acting as lessor and lessee for similar properties. Management of the Company believes that the lease rates are comparable to leases that could be entered into with unrelated third parties. The Company did not engage any third party advisors or refer to any third party surveys or analyses of rental rates in making this determination. The Company paid $2,951,000 in rent to FFP Partners during fiscal year 2000. In addition, with respect to the 14 properties acquired by FFP Partners in February 1999, which are treated as capital leases under generally accepted accounting principles, the Company paid $802,000 and $51,000 to FFP Partners in fiscal year 2000 as interest expense and in reduction of capital lease obligations, respectively. At year end 2000, the outstanding capital lease obligation of the Company to FFP Partners for the 14 properties was $3,845,000.

     As a condition to the Company's acquisition of store operations at those 14 properties, the Company was required to guarantee the acquisition indebtedness of $9,550,000 incurred by FFP Partners in its purchase of those stores, including land, building, equipment and inventory. At year end 2000, $9,000,000 remained outstanding on those loans of FFP Partners, which will be fully amortized over a 15-year period. The Company's scheduled real estate lease payments to FFP Partners will equal or exceed the debt service costs of FFP Partners during the term of the leases.

     The Company leases land or land and buildings for some of its retail outlets and some administrative and executive office facilities from various entities directly or indirectly owned by John H. Harvison, John D. Harvison, and members of their immediate families and Messrs. Byrnes, St. Clair, and McDonald. Messrs. Harvison, Harvison, Byrnes, St. Clair and McDonald are officers and/or directors of the Company. During fiscal year 2000, the Company paid $947,000 to these entities with respect to these leases. The Company believes the leases with these affiliates are on terms that are currently more favorable to the Company than terms that could have been obtained from unaffiliated third parties for similar properties.

     The Company and FFP Partners are parties to a reimbursement agreement pursuant to which FFP Partners reimburses the Company for all direct costs of FFP Partners plus $200,000 for indirect overhead costs of FFP Partners. FFP Partners paid $200,000 to the Company in fiscal year 2000 as the indirect overhead cost reimbursement.

     John H. Harvison owns 50% of Product Supply Services, Inc., which provides consulting services and acts as an agent for the Company in connection with the procurement of motor fuel for sale by the Company. Product Supply provides these services to the Company under an agreement providing that the Company will pay Product Supply $5,000 per month, supply it with office space and support services such as telephone and clerical assistance, and pay its reasonable out-of-pocket costs in providing the services. The agreement may be canceled either by the Company or Product Supply upon 60 days' written notice. During fiscal year 2000, the Company paid $68,000 to Product Supply for its services and out-of-pocket costs.

     E. Michael Gregory, a director of the Company, is the owner and president of Gregory Consulting, Inc., which provides engineering, consulting, and other similar services to the Company. During fiscal year 2000, the Company paid Gregory Consulting $225,000 for those services.

     The Company is not licensed to sell alcoholic beverages at most of its locations in the State of Texas. Consequently, the Company has entered into agreements with Nu-Way Beverage Company, a company wholly owned by John H. Harvison, under which Nu-Way Beverage sells alcoholic beverages at the Company's Texas outlets. Under this agreement, the Company receives rent and a management fee relative to the sale of alcoholic beverages and loans funds to Nu-Way Beverage to pay for its alcoholic beverage purchases. The Company receives interest on those funds at 1/2% above the prime rate charged by a major commercial bank, and the loan is secured by the alcoholic beverage inventory located in the Company's Texas outlets. During fiscal year 2000, the highest balance due under this loan was $844,000, and the balance at the end of the fiscal year was $770,000. During fiscal year 2000, Nu-Way Beverage sold $17,414,000 of alcoholic beverages at the Company's Texas outlets. After deducting cost of sales and other expenses related to these sales, including $2,853,000 of rent, management fees, and interest paid to the Company, Nu-Way Beverage earned $174,000 in fiscal year 2000 from selling alcoholic beverages at the Company's Texas outlets.

     The Company purchases goods and services, including automobiles, office supplies, computer software and consulting services, and fuel supply consulting and procurement services, from certain entities affiliated with John H. Harvison, members of his immediate family and certain of their affiliates. The Company paid $293,000 for these products and services in fiscal year 2000. Management believes that these costs were substantially similar to those that could be obtained from unrelated parties for similar goods and services.

     In 1980 and 1982, entities affiliated with John H. Harvison, members of his immediate family and their affiliates granted to E-Z Serve, Inc., the right to sell motor fuel at retail for a period of 10 years at outlets owned, leased or controlled, directly or indirectly, by these affiliated entities. All rights to commissions under these agreements and the right to sell motor fuel at wholesale to E-Z Serve at such locations were assigned to FFP Partners in May 1987 in connection with the acquisition of its initial base of retail operations. Upon the expiration or termination of those agreements in 1990, FFP Partners entered into agreements with Thrift Financial Co., a company owned and controlled by members of John H. Harvison's immediate family, granting to FFP Partners the exclusive right to sell motor fuel at certain retail locations. FFP Partners assigned the agreements to the Company in the December 1997 restructuring of FFP Partners. The terms of these agreements are comparable to other agreements that the Company has with unrelated parties. During fiscal year 2000, the Company paid $259,000 to Thrift Financial under these agreements.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes of ownership with the SEC. Officers, directors and 10% shareholders of the Company are required by these regulations to furnish the Company with copies of all Section 16(a) forms filed by them.

     Based solely on a review of copies of the forms received, the Company believes that all filings required under Section 16(a) for fiscal year 2000 by its officers, directors and 10% shareholders were timely.

                                   AUDITORS

     Grant Thornton LLP ("Grant Thornton") served as the Company's auditors for fiscal years 2000 and 1999, and KPMG LLP served as the Company's auditor in prior years. The Board of Director's Audit Committee approved the change of auditors for the 1999 fiscal year and recommended that the Company engage Grant Thornton LLP again for fiscal year 2000. A representative of Grant Thornton will be available at the annual meeting to respond to questions.

     KPMG had served as the Company's independent accountant to audit its consolidated financial statements for fiscal years 1998 and 1997. In order to reduce audit fees, the Company sought proposals in late 1999 from four accounting firms, including KPMG and Grant Thornton, with respect to the audit of the Company's financial statements for fiscal year 1999. In December 1999, the Company verbally advised KMPG that management would recommend a dismissal of KPMG as the Company's auditors for fiscal year 1999 and the engagement of Grant Thornton in that capacity. Later in December 1999, the Audit Committee approved those actions.

     The reports of KPMG on the financial statements of the Company for its two most recent audited years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. There were no disagreements between the Company and KPMG during the Company's two most recent audited years or any subsequent interim period preceding the dismissal as to any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure.

     Reference is made to the Company's Current Report on Form 8-K dated December 29, 1999, regarding the change in auditors, which report is incorporated in this proxy statement by reference.

                                  AUDIT FEES

     Grant Thornton LLP provided services to the Company in the following categories and amounts:


     Audit Fees..........................................      $142,275.87

     Financial Information and Systems Design
     Information Fees....................................      $         0

     All Other Fees......................................      $         0



                    REQUIREMENTS, INCLUDING DEADLINES, FOR
            SUBMISSION OF PROXY PROPOSALS, NOMINATION OF DIRECTORS
                      AND OTHER BUSINESS OF SHAREHOLDERS

Proposals for 2002 Annual Meeting

     Under the rules of the SEC, any proposals of holders of common stock of the Company intended to be included in the proxy statement and form of proxy for the Annual Meeting of Shareholders of the Company to be held in 2001 must be received by the Company, addressed to Craig T. Scott, Secretary, 2801 Glenda Avenue, Fort Worth, Texas 76117, no later than December 31, 2001, in order to be included in the Company's proxy statement and form of proxy relating to that meeting, which is tentatively scheduled for May 17, 2002.

     Under the Company's Bylaws, and as permitted by the rules of the SEC, certain procedures are provided that a shareholder must follow to nominate persons for election as directors or to introduce an item of business at an annual meeting of shareholders. These procedures provide that nominations for director nominees and/or an item of business to be introduced at an annual meeting of shareholders must be submitted in writing to the Secretary of the Company at 2801 Glenda Avenue, Fort Worth, Texas 76117 between 70 and 90 days in advance of the prior year's annual meeting if the later meeting is being held within 30 days preceding or 60 days after the anniversary date of the prior year's meeting. If the subsequent year's meeting is being held more than 30 days preceding or 60 days after the anniversary date of the prior year's meeting, the nominations or items of business from shareholders must be received by the Secretary of the Company between 70 and 90 days in advance of the meeting or by the tenth day following the date of the public disclosure of the date of the meeting.

     For any special meeting, the nomination or item of business must be received between 70 and 90 days in advance of the meeting and no later than the tenth day following the date of public disclosure of the date of the meeting.

     The Company expects to hold its 2002 Annual Meeting on or about May 17, 2002. Assuming that it is held on schedule, the Company must receive notice of a shareholder's intention to introduce a nomination or other item of business at that meeting between February 17 and March 9, 2002. If notice is not received within those dates, or if other requirements of the SEC rules are met, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies if those matters are raised at the meeting.

     The notice from the shareholder must include: (1) as to each person whom the shareholder proposes to nominate for election or reelection as a director, all information relating to the person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required by Regulation 14A under the Exchange Act, including the person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected; (2) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting the business at the meeting and any material interest in the business of the shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (3) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (a) the name and address of the shareholder, as they appear on the Company's share transfer books, and the name and address of the beneficial owner; (b) the class or series and number of shares of beneficial interest of the Company which are owned beneficially and of record by the shareholder and the beneficial owner; and (c) the date or dates upon which the shareholder acquired ownership of the shares. A nomination must contain the following information about the nominee: name; age; business and residence addresses; principal occupation or employment; the number of shares of common stock held by the nominee; the information that would be required under the rules of the SEC in a proxy statement soliciting proxies for the election of the nominee as a director and a signed consent of the nominee to serve as a director of the Company, if elected.

     At the time this proxy statement was published, the Board of Directors knew of no other business to be brought before the 2001 annual meeting. If, however, any other business should properly come before the annual meeting, the persons named in the accompanying proxy will vote the proxy in their discretion as they may deem appropriate, unless they are directed by the proxy to do otherwise.
The chairman of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made in compliance with the procedures outlined above.

     With respect to business to be brought before the annual meeting, the Company has not received any notices from shareholders that the Company is required to include in this proxy statement.


                                         By Order of the Board of Directors,


                                                 CRAIG T. SCOTT
                                                 Secretary

Fort Worth, Texas
May 7, 2001

                                    ANNEX A
                            Audit Committee Charter

                          FFP MARKETING COMPANY, INC.
                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                    CHARTER

General

     The role of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by:

     1. Serving as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

     2. Reviewing and appraising the audit efforts of the Corporation's independent accountants.

     3. Providing an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

                                  Composition

The Audit Committee shall consist of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. In determining whether any director is independent, the Board shall take into consideration the requirements of the principal exchange or system on which the Corporation's common stock is traded. Directors who are affiliates of the Company, or officers or employees of the Company or of its subsidiaries, will not be considered independent. Notwithstanding the first sentence of this paragraph, until June 14, 2001, the Committee may consist of one or more directors meeting the qualifications of this section.

All members of the Committee must be able to read and understand fundamental financial statements, including a corporation's balance sheet, income statement, and cash flow statement or become able to do so within a reasonable period of time after his or her appointment to the Committee, and at least one member of the Committee is to have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The members of the Committee are to be elected by the Board and shall serve until their successors are duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

Meetings

The Committee shall hold regular meetings as may be necessary and special meetings as may be called by the Chairman of the Committee. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or either of these groups believe should be discussed privately. In addition, the Committee or its Chair should meet with the independent accountants and management quarterly to review the Corporation's financial statements.

Relationship with Independent Accountants

The Corporation's independent accountants are to be ultimately accountable to the Board and the Committee, and the Committee and the Board shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent accountants.


Responsibilities and Duties

     To fulfill its responsibilities and duties the Audit Committee shall:

     Documents/Reports Review
     ------------------------

     1. Review and assess the adequacy of this Charter at least annually, and otherwise as conditions dictate.

     2. Review the Corporation's annual financial statements and any reports or other financial information submitted to the Securities and Exchange Commission or the public, including any certification, report, opinion, or review rendered by the independent accountants.

     3. Review with financial management and the independent accountants the Corporation's filings with the Securities and Exchange Commission on Form 10-Q prior to their filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

     Independent Accountants
     -----------------------

     4. Recommend to the Board the selection of the independent accountants, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants.

     5. On an annual basis, obtain from the independent accountants, and review and discuss with the independent accountants, a formal written statement delineating all relationships the independent accountants have with the Corporation, consistent with Independence Standards Board Standard 1, and actively engage in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants.

     6. Recommend to the Board any appropriate action to oversee the independence of the independent accountants.

     7. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

     8. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

     Financial Reporting Processes
     -----------------------------

     9. In consultation with the independent accountants, review the integrity of the organization's financial reporting processes, both internal and external.

     10. Consider the independent accountant's judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

     11. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants or management.

     12. Establish regular and separate reporting to the Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

     13. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     14. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

     15. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

     Ethical and Legal Compliance
     ----------------------------

     16. Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

     17. Perform any other activities consistent with this Charter, the Corporation's bylaws and governing law, as the Committee or the Board deems necessary or appropriate.


                                Adopted by Resolution of the Board of Directors

P
R
O                          FFP MARKETING COMPANY, INC.
X
Y                              2801 GLENDA AVENUE
                            FORT WORTH, TEXAS 76117

This proxy is solicited on behalf of the Board of Directors of FFP Marketing Company, Inc.

     The undersigned hereby appoints J.D. St. Clair and Michael Triantafellou, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all of the shares of common stock of FFP Marketing Company, Inc., held of record by the undersigned on April 30, 2001, at the Annual Meeting of Shareholders to be held on May 30, 2001, or any adjournment thereof.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, this proxy will be voted FOR the election of the nominees listed, and at the discretion of the Proxies with respect to any other matter that is properly brought before the meeting.


                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                              ------------------
                               SEE REVERSE SIDE
                              ------------------

                         /\ FOLD AND DETACH HERE /\


1. Election of Directors
   FOR all nominees             WITHHOLD                Nominees: E. Michael Gregory, John H. Harvison, Garland R. McDonald,
  listed to the right           AUTHORITY               Victor Puente, Sr., Robert W. Ratliff
   (except as marked     to vote for all nominees
   to the contrary)        listed to the right          (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)
        [ ]                        [ ]
                                                        ----------------------------------------------------------------------------
2. In their discretion, the Proxies are authorized to
   vote upon such other business as properly may come           MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW     [ ]
   before the Annual Meeting.
                                                                        Dated                                          , 2001
                                                                             -----------------------------------------
                                                                        Signature:
                                                                                  -------------------------------------------
                                                                        Signature:
                                                                                  -------------------------------------------
                                                                        Please sign exactly as name appears at left. when shares are held by joint tenants, both should sign, or if one signs he should attach the evidence of his authority. When signing as attorney, administrator, agent, trustee or guardian, please give full title as such. If a corporation, please sign full
COMPLETE, SIGN and DATE this proxy card and return promptly             corporate name by President or other authorized officer. If
using the enclosed envelope.                                            a partnership, please sign full partnership name by
                                                                        authorized person.

                                                     - FOLD AND DETACH HERE -